Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED MAY 3, 2010

to

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 23, 2009

THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS UNDER THE CAPTION “PORTFOLIO MANAGERS” AND STATEMENT OF ADDITIONAL INFORMATION UNDER “MANAGEMENT OF THE TRUST”:

Effective April 30, 2010, Kathryn J. Nurre is no longer a portfolio manager and Secretary of the Ambassador Money Market Fund.

Gregory A. Prost, in addition to serving as Chief Investment Officer of the Fund, has been appointed Secretary of the Fund.

Please keep this supplement for future reference